Exhibit 10.11

Power of Attorney

I, HUANG Zhaohui, a People’s Republic of China (“China” or the “PRC”, excluding Hong Kong SAR, Macau SAR and Taiwan region for the purpose of this Power of Attorney) citizen with PRC Identification Card No.: 362201197407310629, and the holder of 10% equity interests representing RMB100,000.00 of the entire registered capital in Beijing Wo Mai Wo Pai Auction Co., Ltd. (“Company”, a limited liability company incorporated and registered in Beijing, the PRC, with its Business License No.: 110101017889908) as of the date when the Power of Attorney is executed, hereby irrevocably authorizes Ku Tian Xia (Beijing) Information Technology Co., Ltd. (“WFOE”, a wholly foreign owned enterprise incorporated and registered in Beijing, the PRC, with its Business License No.: 110000450172811) to exercise the following rights relating to all equity interests held by me now and in the future in the Company (“My Shareholding”) during the term (the “Term”) of this Power of Attorney:

The WFOE is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including but not limited to: 1) attending shareholders’ meetings of the Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights that I am entitled to under the relevant PRC laws and the Articles of Association of the Company, including but not limited to the sale, transfer, pledge, or disposition of My Shareholding in part or in whole; and 3) designating and appointing on my behalf the legal representatives, directors, supervisors, chief executive officers, and other senior management members of the Company.

Strictly Confidential

1

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on my behalf, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the WFOE, and the Company on September 15th, 2014 and the Equity Pledge Agreement entered into by and among me, the WFOE, and the Company on September 15th, 2014 (including any modifications, amendments, and restatements thereto, collectively referred to as the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed as executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my prior consent. However, if required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

This Power of Attorney shall be valid as of the date when it is executed.  During the term that I am a shareholder of the Company (the “Term”), this Power of Attorney shall be irrevocable and continuously effective.

During the Term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

2

This Power of Attorney is written in Chinese and English. The Chinese version and English version shall have equal legal validity.

Authorized by:
HUANG Zhaohui

		By:	/s/ Huang Zhaohui

Accepted by :
Beijing Wo Mai Wo Pai Auction Co., Ltd.
(Company Seal)

By:	/s/ LI Rixue
Name:	LI Rixue
Title:	Legal Representative

Acknowledged by:
Ku Tian Xia (Beijing) Information Technology Co., Ltd.
(Company Seal)

By:	/s/ LI Rixue
Name:	LI Rixue
Title:	Legal Representative

3

Power of Attorney

I, LI Rixue, a People’s Republic of China (“China” or the “PRC”, excluding Hong Kong SAR, Macau SAR and Taiwan region for the purpose of this Power of Attorney) citizen with PRC Identification Card No.: 362201197406073879, and the holder of 90% equity interests representing RMB900,000.00 of the entire registered capital in Beijing Wo Mai Wo Pai Auction Co., Ltd. (“Company”, a limited liability company incorporated and registered in Beijing, the PRC, with its Business License No.: 110101017889908) as of the date when the Power of Attorney is executed, hereby irrevocably authorizes Ku Tian Xia (Beijing) Information Technology Co., Ltd. (“WFOE”, a wholly foreign owned enterprise incorporated and registered in Beijing, the PRC, with its Business License No.: 110000450172811) to exercise the following rights relating to all equity interests held by me now and in the future in the Company (“My Shareholding”) during the term (the “Term”) of this Power of Attorney:

The WFOE is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including but not limited to: 1) attending shareholders’ meetings of the Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights that I am entitled to under the relevant PRC laws and the Articles of Association of the Company, including but not limited to the sale, transfer, pledge, or disposition of My Shareholding in part or in whole; and 3) designating and appointing on my behalf the legal representatives, directors, supervisors, chief executive officers, and other senior management members of the Company.

Strictly Confidential

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on my behalf, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the WFOE, and the Company on September 15th, 2014 and the Equity Pledge Agreement entered into by and among me, the WFOE, and the Company on September 15th (including any modifications, amendments, and restatements thereto, collectively referred to as the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed as executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my prior consent. However, if required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

This Power of Attorney shall be valid as of the date when it is executed.  During the term that I am a shareholder of the Company (the “Term”), this Power of Attorney shall be irrevocable and continuously effective.

During the Term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English. The Chinese version and English version shall have equal legal validity.

Authorized by:
LI Rixue

		By:	/s/ LI Rixue

Accepted by :
Beijing Wo Mai Wo Pai Auction Co., Ltd.
(Company Seal)

By:	/s/ LI Rixue
Name:	LI Rixue
Title:	Legal Representative

Acknowledged by:
Ku Tian Xia (Beijing) Information Technology Co., Ltd.
(Company Seal)

By:	/s/ LI Rixue
Name:	LI Rixue
Title:	Legal Representative

Dated: September 15th, 2014